                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE

PRESS CONTACT:                                                COMPANY CONTACT:
Fred Bateman                                                  Michael D. Perry
The Bateman Group for Vitria                                  Sr. VP and CFO
+1-415-503-1818                                               +1-408-212-2260
fbateman@bateman-group.com                                    mperry@vitria.com


                     VITRIA ANNOUNCES THIRD QUARTER RESULTS

SUNNYVALE, CALIF., OCTOBER 27, 2004 -- Vitria (Nasdaq:VITR), a leading provider of business process integration solutions, today announced results for the third quarter ended September 30, 2004.

      - For the third quarter of 2004, total revenue was $16.3 million, compared with $18.8 million for the same period in 2003, and $13.7 million for the second quarter of 2004.

      - License revenue for the third quarter of 2004 was $3.1 million, compared with $7.1 million for the same period in 2003, and $1.9 million for the second quarter of 2004.

      - Service and other revenue for the third quarter of 2004 was $13.2 million, compared with $11.7 million for the same period in 2003, and $11.8 million for the second quarter of 2004.

      - Gross margin was 62 percent for the third quarter of 2004, compared to 68 percent for the same period in 2003 and 56 percent for the second quarter of 2004.

      - Total cost of sales and operating expenses were $18.5 million for the third quarter of 2004, compared with $22.6 million for the same period in 2003 and $20.5 million for the second quarter of 2004.

      - The net loss for the third quarter of 2004 was $2.1 million, or $.06 per share, compared with a net loss of $3.7 million, or $0.11 per share, for the same period of 2003, and a net loss of $6.7 million, or $0.20 per share, for the second quarter of 2004.

      - Total cash and short-term investment balances as of September 30, 2004, were $81.8 million, compared to $85.2 million as of June 30, 2004,

"We are pleased with our third quarter results and believe the improvement over the results of the first two quarters of the year demonstrate that the steps we have taken to sharpen the company's sales execution are beginning to take hold," said Dale Skeen, founder and CEO of Vitria. "We also believe that our gathering momentum in the marketplace validates our strategy of delivering solutions built on our outstanding software platform."

SAFE HARBOR LANGUAGE

Vitria continues to provide all information required in accordance with GAAP, but it believes that evaluating its ongoing operating results may be difficult if limited to reviewing only GAAP financial measures. Accordingly, Vitria uses non-GAAP financial measures of its performance internally to evaluate its ongoing operations and to allocate resources within the organization. Vitria's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The non-GAAP financial measures used by Vitria may not be consistent with the presentation of similar companies in Vitria's industry. However, Vitria presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Vitria's operating results in a manner that focuses on what it believes to be its ongoing business operations. Vitria's management believes it is useful for itself and investors to review both GAAP information that includes the expenses and charges mentioned below and the non-GAAP measure of operating expenses that excludes such charges to have a better understanding of the overall performance of Vitria's business and its ability to perform in subsequent periods.

Vitria computes its non-GAAP financial measure of operating expenses by adjusting GAAP operating expenses to exclude, as applicable, the impact of restructuring and non-cash stock based compensation charges. Management believes that the inclusion of this non-GAAP financial measure provides consistency and comparability with past reports of financial results and has historically provided comparability to similar companies in Vitria's industry, many of which present the same or similar non-GAAP financial measures to investors. Whenever Vitria uses such a non-GAAP financial measure, it provides reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.

Vitria excludes restructuring charges, including (i) certain employee severance and other termination benefits, and (ii) lease termination costs and other expenses associated with exiting facilities, from its non-GAAP financial measures of operating expenses. Expenses related to restructuring have, in some cases, had a significant cash impact and effect on operating expenses as measured in accordance with GAAP. However, Vitria's management believes such restructuring charges are periodic costs incurred to realign its operating expenses with its anticipated future revenues and consequently, does not consider these restructuring costs as a normal component of its expense related to ongoing operations. As a result, Vitria's management believes it is useful for itself and investors to review both GAAP information that includes such charges and non-GAAP measures of operating expenses that exclude these charges to have a better understanding of the overall performance of Vitria's ongoing business operations and its performance in the periods presented.

In accordance with GAAP, Vitria incurs stock based compensation charges. However, these charges result in no ongoing cash expenditures and otherwise have no material impact on Vitria's ongoing business operations. Vitria believes that if it did not provide such non-GAAP financial information, investors would not have all the necessary data to analyze Vitria's ongoing operations.

ABOUT VITRIA

Vitria Technology, Inc., a leading provider of award-winning business process integration products and solutions, combines technology leadership with industry expertise in healthcare and insurance, financial services, telecommunications and manufacturing to dramatically improve strategic business processes across systems, people and trading partners. With 16 offices around the world, Vitria's customer base includes blue chip companies such as AT&T, Bell Canada, Bell South, The Blue Cross Blue Shield Association, BP, BT, DaimlerChrysler Bank, Generali, Nissan, The Goodyear Tire & Rubber Company, PacifiCare Health Systems, Reynolds & Reynolds, Royal Bank of Canada, Schneider Logistics, Sprint, Trane, and the U.S. Departments of Defense and Veterans Affairs. For more information call +1-408-212-2700, email info@vitria.com or visit www.vitria.com.

                                      # # #

(C) 2004 Vitria Technology, Inc. All rights reserved. Vitria and
Vitria:BusinessWare are registered trademarks of Vitria Technology, Inc. All other names may be trademarks of the companies with which they are associated.

Cautionary Note Regarding Forward-looking Statements: This press release includes forwardlooking statements, including statements relating to new products, goals and future business opportunities that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those referred to in the forward-looking statements. Such factors include, but are not limited to: failure to meet financial and product expectations of analysts and investors: risk related to market acceptance of Vitria's products and alliance partners' products; deployment delays or errors associated with these and other products of Vitria and partners; hardware platform incompatibilities; the need to maintain and enhance certain business relationships with system integrators and other parties; the ability to manage growth; activities by vitria and others regarding protection of proprietary information; release of competitive products and other actions by competitors; risks associated with possible delisting from the stock market on which Vitria's securities are listed; and economic conditions in domestic and foreign markets. These and other risks related to Vitria are detailed in Vitria's Annual Report on Form 10-K for the year ended Dec. 31, 2003, filed with the SEC on March 12, 2004. Vitria does not undertake an obligation to update forward-looking statements.

                                      # # #

Vitria Technology, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

                                                             September 30,   December 31,
                                                                 2004           2003
                                                               ---------      ---------
                                                              (unaudited)         *
Assets
   Current assets
      Cash and cash equivalents                                $  36,007      $   8,782
      Short-term investments                                      45,751         82,754
      Accounts receivable, net                                     8,501         15,471
      Other current assets                                         2,771          3,568
                                                               ---------      ---------
         Total current assets                                     93,030        110,575

   Property and equipment, net                                     1,370          2,805
   Other assets                                                      651            745
                                                               ---------      ---------
                Total assets                                   $  95,051      $ 114,125
                                                               =========      =========

Liabilities and Stockholders' Equity
   Current liabilities
      Accounts payable                                         $   2,638      $   1,837
      Accrued compensation                                         4,123          3,743
      Accrued liabilities                                          3,320          3,783
      Accrued restructuring expenses                               6,092          6,831
      Deferred revenue                                            12,503         13,864
                                                               ---------      ---------
         Total current liabilities                                28,676         30,058

   Long-term liabilities
      Accrued restructuring expenses                               8,213         11,980
      Other long-term liabilities                                     86            131
                                                               ---------      ---------
         Total long-term liabilities                               8,299         12,111

   Stockholders' Equity
      Common stock                                                    33             33
      Additional paid-in capital                                 275,195        273,854
      Unearned stock-based compensation                               (4)           (79)
      Notes receivable from stockholders                              --           (193)
      Accumulated other comprehensive income                         507            635
      Accumulated deficit                                       (217,159)      (201,798)
      Treasury stock                                                (496)          (496)
                                                               ---------      ---------
         Total stockholders' equity                               58,076         71,956
                                                               ---------      ---------
                Total liabilities and stockholders' equity     $  95,051      $ 114,125
                                                               =========      =========

*Derived from audited financial statements

Vitria Technology, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share information)

                                                        Three Months Ended     Three Months Ended        Nine Months Ended
                                                          September 30,              June 30               September 30
                                                        2004          2003             2004             2004          2003
                                                      --------      --------         --------         --------      --------
                                                    (unaudited)   (unaudited)      (unaudited)      (unaudited)   (unaudited)
Revenues
   License                                            $  3,066         7,084         $  1,874         $  8,331      $ 21,825
   Service and other                                    13,234        11,690           11,831           35,923        37,613
                                                      --------      --------         --------         --------      --------
Total revenues                                          16,300        18,774           13,705           44,254        59,438

Cost of revenues
   License                                                 227           175              126              551           476
   Service and other                                     5,900         5,753            5,912           17,900        18,411
                                                      --------      --------         --------         --------      --------
Total cost of revenues                                   6,127         5,928            6,038           18,451        18,887

                                                      --------      --------         --------         --------      --------
Gross profit                                            10,173        12,846            7,667           25,803        40,551

Operating expenses
   Sales and marketing                                   4,672         8,738            5,790           17,029        31,936
   Research and development                              4,388         4,207            4,205           13,249        13,892
   General and administrative                            3,121         3,120            3,577            9,980        10,436
   Stock based compensation                                  6            83              302              349           362
   Restructuring charges                                   173           503              570              797        14,848
                                                      --------      --------         --------         --------      --------
Total operating expenses                                12,360        16,651           14,444           41,404        71,474

                                                      --------      --------         --------         --------      --------
Loss from operations                                    (2,187)       (3,805)          (6,777)         (15,601)      (30,923)
   Other income, net                                       356           323              288              755           990
                                                      --------      --------         --------         --------      --------
Net loss before income taxes                            (1,831)       (3,482)          (6,489)         (14,846)      (29,933)
   Provision for income taxes                              221           251              174              515           518
                                                      --------      --------         --------         --------      --------
Net loss                                              $ (2,052)       (3,733)          (6,663)        $(15,361)     $(30,451)
                                                      ========      ========         ========         ========      ========

Basic and diluted net loss per share                  $  (0.06)        (0.11)           (0.20)        $  (0.47)     $  (0.93)
                                                      ========      ========         ========         ========      ========

Weighted average shares used in calculating basic
   and diluted net loss per share                       33,196        32,644           32,966           32,993        32,591

RECONCILIATION OF GAAP AND NON-GAAP INFORMATION:

                                                        Three Months Ended     Three Months Ended        Nine Months Ended
                                                          September 30,              June 30               September 30
                                                        2004          2003             2004             2004          2003
                                                      --------      --------         --------         --------      --------
Total expenses                                        $ 18,487      $ 22,579         $ 20,482         $ 59,855      $ 90,361
Stock-based compensation                                    (6)          (83)            (302)            (349)         (362)
Restructuring adjustments                                 (173)         (503)            (570)            (797)      (14,848)
                                                      --------      --------         --------         --------      --------
        Total non-GAAP operating expenses             $ 18,308      $ 21,993         $ 19,610         $ 58,709      $ 75,151
                                                      ========      ========         ========         ========      ========